UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 24, 2022

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3 Easton Oval	Suite 500	Columbus	Ohio	43219
(Address of principal executive office)				(Zip code)

(814) 726-2140
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, 0.01 Par Value	NWBI	NASDAQ Stock Market, LLC

    Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

    Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Northwest Bancshares, Inc. (the “Company”) is saddened to report that Ronald J. Seiffert, the Chairman of the Board, President and Chief Executive Officer of the Company and Northwest Bank, the Company’s wholly owned subsidiary, passed away unexpectedly of natural causes on May 24, 2022. Mr. Seiffert had served as the President and Chief Executive Officer of each entity since June 2018. He will be greatly missed and the Company and the Bank extend their sincere condolences to Mr. Seiffert’s family.

Following Mr. Seiffert’s death, on May 24, 2022, the Boards of Directors of the Company and Northwest Bank appointed William W. Harvey, Jr. as interim President and Chief Executive Officer. Mr. Harvey has been employed by Northwest Bank since 1996, most recently as Senior Executive Vice President and Chief Financial Officer for Northwest Bank and Northwest Bancshares, Inc. Mr. Harvey will remain the Chief Financial Officer of those entities. Prior to joining Northwest Bank and the Company, Mr. Harvey served as a Management Accounting Officer with PNC Bank and a Senior Auditor and Tax Specialist for KPMG LLP, both in Pittsburgh, Pennsylvania. Mr. Harvey is a CPA in the Commonwealth of Pennsylvania and holds a BA degree in Accounting from Indiana University of Pennsylvania. In addition, he is a graduate of the ABA Stonier Graduate School of Banking at the University of Pennsylvania.

In addition, the Boards of Directors of the Company and Northwest Bank appointed Lead Director Timothy B. Fannin as interim Chairman of the Board of each entity.

A description of the compensation arrangements between the Company, the Bank and Mr. Harvey can be found in the Definitive Proxy Statement for the Company’s 2022 Annual Meeting of Stockholders, filed with the U.S. Securities and Exchange Commission on March 10, 2022.

Item 8.01    Other Events

On May 25, 2022, the Company issued a press release announcing Mr. Seiffert’s death. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(d)     Exhibits

Exhibit No.	Description

99.1	Press release dated May 25, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

Date:	May 25, 2022	By:	/s/ Jeffrey J. Maddigan
Jeffrey J. Maddigan
Executive Vice President, Finance, Accounting and Corporate Treasurer